UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 1, 2006

LCC International, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-21213	54-1807038
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7925 Jones Branch Drive, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-873-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On April 1, 2006, Charles R. Waldron submitted a notice of resignation to Dean J. Douglas, President and CEO of LCC International, Inc. (the "Company") and the Audit Committee of the Company indicating that he would be resigning from his position as Senior Vice President, Chief Financial Officer and Treasurer of the Company. Mr. Waldron’s resignation will become effective on June 16, 2006.

On April 6, 2006, the Company announced that it was reviewing candidates to fill the Chief Financial Officer position.

A copy of the press release issued by the Company on April 6, 2006 to report the above described resignation is attached hereto as Exhibit 99.1 and incorporated by reference herein to this Item 5.02.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated April 6, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LCC International, Inc.

April 6, 2006	By:	Dean J. Douglas

Name: Dean J. Douglas
Title: President and Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, dated April 6, 2006